SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 9, 2000


                                AON CORPORATION
               --------------------------------------------------
               (Exact name of Registrant as Specified in Charter)


         Delaware                     1-7933                36-3051915
----------------------------       -------------       -------------------
(State or Other Jurisdiction       (Commission         (IRS Employer
     of Incorporation)              File Number)       Identification No.)


             123 N. Wacker Drive, Chicago, Illinois             60606
             ---------------------------------------           ----------
             (Address of Principal Executive Offices)          (Zip Code)


     Registrant's telephone number, including area code:  (312) 701-3000
                                                          ---------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.   OTHER EVENTS

On April 18, 2000 the shareholders of Aon Corporation ("the Company") approved a Certificate of Amendment of Second Restated Certificate of Incorporation (the "Amendment"), increasing the authorized shares of all classes of the Company's stock to 775,000,000, of which 25,000,000 shall be designated serial preferred stock and 750,000,000 shall be designated common stock.

The Amendment is being filed as an exhibit hereto.


 ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

        The Company is filing herewith the following exhibits:

        (c)  Exhibits.

        The  exhibits  accompanying  this report are listed in the  accompanying
        Exhibit Index.



                                   Signature

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                     Aon Corporation



Dated: May 9, 2000           By:         /s/ Harvey N. Medvin
                                         ----------------------
                             Name:       Harvey N. Medvin
                             Title:      Executive Vice President and Chief
                                         Financial Officer

                                  EXHIBIT INDEX

        The following exhibits are filed herewith.


Exhibit No.                     Exhibit
-----------                     -------

 3                              Certificate of Amendment of
                                Second Restated Certificate of
                                Incorporation

12(a)                           Statement regarding Computation
                                of Ratio of Earnings to Fixed Charges

12(b)                           Statement regarding Computation
                                of Ratio of Earnings to Combined Fixed
                                Charges and Preferred Stock Dividends

99                              Press Release regarding First Quarter, 2000
                                Earnings

                                                            Exhibit 3

                                Aon Corporation
                            CERTIFICATE OF AMENDMENT
                                       OF
                  SECOND RESTATED CERTIFICATE OF INCORPORATION

            Aon  Corporation  (the  "Company"),   a  corporation  organized  and
         existing under and by virtue of the General Corporation Law of the State of Delaware,

         DOES HEREBY CERTIFY:

         FIRST: That the Board of Directors of the Company, at a regular meeting and in accordance with Section 242 of the General Corporation Law of the State of Delaware, adopted the following amendment to the Second Restated Certificate of Incorporation of the Company (the "Certificate"), declaring said amendment advisable for the Company. The Board of Directors of the Company recommended to the stockholders that the amendment be approved and adopted. The resolution setting forth the proposed amendment is as follows:

                  RESOLVED, that the Board of Directors deems it advisable that the first full paragraph of Article Fourth of the Company's Certificate of Incorporation be amended to read in its entirety as follows:

                  (a)  Classification of authorized  shares. The total number of
                       ------------------------------------
                  shares of all classes of stock which the Company shall have authority to issue is seven hundred seventy-five million (775,000,000) of which twenty-five million (25,000,000) shares shall be designated Serial Preferred Stock, par value $1.00 per share, and seven hundred fifty million (750,000,000) shares shall be Common Stock, $1.00 par value per share.

         SECOND: That thereafter, pursuant to the resolution of its Board of Directors and pursuant to notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, the annual meeting of the Company was held and the necessary number of shares required by statute were voted in favor of the amendment.

         THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, Aon Corporation has caused this Certificate to be signed by Kevann M. Cooke, its Vice President and Corporate Secretary and attested by Jerome S. Hanner, its Assistant Secretary, this 18th day of April 2000.

         Aon Corporation


         By:      KEVANN M. COOKE
                  -----------------
                  Kevann M. Cooke
                  Vice President and Corporate Secretary

         Attest:  JEROME S. HANNER
                  ----------------
                  Jerome S. Hanner
                  Assistant Secretary

                                                                                          Exhibit 12(a)

                         Aon Corporation and Consolidated Subsidiaries
                           Combined With Unconsolidated Subsidiaries
                       Computation of Ratio of Earnings to Fixed Charges


                                              Three Months Ended
                                                  March 31,             Years Ended December 31,
                                              ---------------- ------------------------------------------
 (millions except ratios)                       2000    1999     1999    1998     1997     1996    1995
                                              -------- ------- -------- -------  ------- -------- -------
 Income from continuing operations
    before provision for income taxes (1)       $ 218   $  96    $ 635  $  931    $ 542    $ 446   $ 458

 Add back fixed charges:

    Interest on indebtedness                       31      21      105      87       70       45      56

    Interest on ESOP                                -       -        1       2        3        4       5

    Portion of rents representative of
      interest factor                              12      13       49      51       44       29      21

                                              -------- ------- -------- -------  ------- -------- -------
         Income as adjusted                     $ 261   $ 130    $ 790  $1,071    $ 659    $ 524   $ 540
                                              ======== ======= ======== =======  ======= ======== =======


 Fixed charges:

    Interest on indebtedness                    $  31   $  21    $ 105  $   87    $  70    $  45   $  56

    Interest on ESOP                                -       -        1       2        3        4       5

    Portion of rents representative of
       interest factor                             12      13       49      51       44       29      21

                                              -------- ------- -------- -------  ------- -------- -------
         Total fixed charges                    $  43   $  34    $ 155  $  140    $ 117    $  78   $  82
                                              ======== ======= ======== =======  ======= ======== =======

 Ratio of earnings to fixed charges               6.1     3.8      5.1     7.6      5.6      6.7     6.6
                                              ======== ======= ======== =======  ======= ======== =======

(1) Income from continuing operations before provision for income taxes and minority interest includes special charges of $163 million for the three months ended March 31, 1999 and $313 million, $172 million and $90 million for the years ended December 31, 1999, 1997 and 1996, respectively.

                                                                                        Exhibit 12(b)

                           Aon Corporation and Consolidated Subsidiaries
                             Combined With Unconsolidated Subsidiaries
                      Computation of Ratio of Earnings to Combined Fixed Charges
                                   and Preferred Stock Dividends


                                             Three Months Ended
                                                  March 31,              Years Ended December 31,
                                             ----------------- ------------------------------------------
 (millions except ratios)                      2000     1999    1999     1998    1997     1996     1995
                                             -------- -------- ------- -------- -------  ------- --------
 Income from continuing operations
    before provision for income taxes (1)      $ 218    $  96   $ 635   $  931   $ 542    $ 446    $ 458

 Add back fixed charges:

    Interest on indebtedness                      31       21     105       87      70       45       56

    Interest on ESOP                               -        -       1        2       3        4        5

    Portion of rents representative of
      interest factor                             12       13      49       51      44       29       21

                                             -------- -------- ------- -------- -------  ------- --------
         Income as adjusted                    $ 261    $ 130   $ 790   $1,071   $ 659    $ 524    $ 540
                                             ======== ======== ======= ======== =======  ======= ========


 Fixed charges and preferred stock dividends:

    Interest on indebtedness                   $  31    $  21   $ 105   $   87   $  70    $  45    $  56

    Preferred stock dividends                     17       17      70       70      82       29       38

                                             -------- -------- ------- -------- -------  ------- --------
         Interest and dividends                   48       38     175      157     152       74       94

    Interest on ESOP                               -        -       1        2       3        4        5

    Portion of rents representative of
       interest factor                            12       13      49       51      44       29       21

                                             -------- -------- ------- -------- -------  ------- --------
         Total fixed charges and preferred
             stock dividends                   $  60    $  51   $ 225   $  210   $ 199    $ 107    $ 120
                                             ======== ======== ======= ======== =======  ======= ========

 Ratio of earnings to combined fixed
   charges and preferred stock dividends (2)     4.4      2.5     3.5      5.1     3.3      4.9      4.5
                                             ======== ======== ======= ======== =======  ======= ========

(1) Income from continuing operations before provision for income taxes and minority interest includes special charges of $163 million for the three months ended March 31, 1999 and $313 million, $172 million and $90 million for the years ended December 31, 1999, 1997 and 1996, respectively.

(2) Included in total fixed charges and preferred stock dividends are $16 million for the three months ended March 31, 2000 and 1999, $66 million for the years ended December 31, 1999 and 1998, and $64 million for the year ended December 31, 1997, of pretax distributions on the 8.205% mandatorily redeemable preferred capital securities which are classified as "minority interest" on the condensed consolidated statements of income.

                                                                      Exhibit 99

                     Aon Reports First Quarter 2000 Earnings


Chicago, IL -- May 4, 2000 -- Aon Corporation (NYSE:AOC) today reported dilutive net income per share of $0.47 for the quarter ended March 31, 2000, up from $0.19 in the first quarter of 1999. The prior year quarter included special charges of $0.39 per share and a one-time gain of $0.07 per share from the sale of tax-exempt securities.

Record first quarter revenues of $1.8 billion increased 7% versus first quarter 1999 results. Net income for the first quarter of 2000 was $123 million compared with $50 million in the year ago quarter after special charges.

Patrick G. Ryan, Chairman and CEO, stated "Our outstanding client service capabilities are reflected in our strong organic growth. Technology investments are on plan, and the pricing environment in our brokerage segment is firming in line with expectations."

Insurance brokerage and other services revenue grew 8% year-over-year in the first quarter to $1.1 billion, while pretax income declined slightly to $180 million from $184 million before pretax special charges of $119 million in the year ago quarter.

Consulting revenue was up 13% in the quarter to $176 million, and pretax income grew 12% to $19 million from $17 million before special charges of $44 million in first quarter last year.

Insurance underwriting revenues increased 7% to $530 million versus the prior year quarter, driven particularly by life, health and accident underwriting revenues. Pretax income for insurance underwriting grew 5% to $67 million.

Corporate and other revenue decreased 39% to $30 million in the first quarter of 2000 from $49 million in the year ago period. As reported in the earnings release last year, first quarter 1999 results included a $30 million one-time gain, or $0.07 per share, from sales of tax-exempt securities. Adjusted for this one-time gain, corporate and other revenue grew due to increased valuations from equity investments in limited partnerships. These investments have generated a more variable income stream due to the inherent volatility of equity securities, but have generated favorable returns over time.

Aon  Corporation  (www.aon.com)  is a holding company that comprises a family of
                   -----------
insurance brokerage, consulting and insurance underwriting subsidiaries. Aon's common stock is listed on the New York, Chicago, Frankfurt and London stock exchanges.


This press release may contain certain statements relating to future results, which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results or those anticipated, depending on a variety of factors such as general economic conditions in different countries around the world, fluctuations in global equity and fixed income markets, downward commercial property and casualty premium pressures, the competitive environment and the actual cost of resolution of contingent liabilities. Further information concerning the company and its business, including factors that potentially could materially affect the company's financial results are contained in the company's filings with the Securities and Exchange Commission.

                                      -oOo-



CONTACT:    Sean P. O'Neill
            Vice President - Financial Relations
            312-701-3983

 Aon CORPORATION
 CONSOLIDATED SUMMARY OF OPERATIONS

                                                                                 FIRST QUARTER ENDED
                                                                   ------------------------------------------------
 (millions except per share data)                                   MARCH 31, 2000  MARCH 31, 1999  PERCENT CHANGE
                                                                   --------------  --------------  ----------------
 REVENUE
    Brokerage commissions and fees ..............................        $ 1,205         $ 1,112               8  %
    Premiums and other ..........................................            468             437               7
    Investment income ...........................................            137             150              (9)
                                                                   --------------  --------------  ----------------
       TOTAL REVENUE ............................................          1,810           1,699               7
                                                                   --------------  --------------  ----------------

 EXPENSES
    General expenses ............................................          1,271           1,146              11
    Benefits to policyholders ...................................            252             239               5
    Interest expense ............................................             31              21              48
    Amortization of intangible assets ...........................             38              34              12
                                                                   --------------  --------------  ----------------
       TOTAL EXPENSES. ..........................................          1,592           1,440              11
                                                                   --------------  --------------  ----------------

 INCOME BEFORE SPECIAL CHARGES ..................................            218             259             (16)
    Special charges .............................................              -             163               -
                                                                   --------------  --------------  ----------------
 INCOME BEFORE INCOME TAX AND MINORITY INTEREST .................            218              96             127
    Provision for income tax . ..................................             85              36             136
                                                                   --------------  --------------  ----------------
 INCOME BEFORE MINORITY INTEREST . ..............................            133              60             122
    Minority interest - 8.205% trust preferred capital securities            (10)            (10)            N/A
                                                                   --------------  --------------  ----------------
 NET INCOME .....................................................        $   123         $    50             146  %
                                                                   ==============  ==============  ================
    Preferred stock dividends ...................................             (1)             (1)            N/A
                                                                   --------------  --------------  ----------------
 NET INCOME AVAILABLE FOR COMMON STOCKHOLDERS ...................        $   122         $    49             149  %
                                                                   ==============  ==============  ================

 NET INCOME PER SHARE:
    Basic net income per share ..................................        $  0.47         $  0.19             147  %
                                                                   ==============  ==============  ================

    Dilutive net income per share:
        Net income before special charges .......................        $  0.47         $  0.58             (19) %
        Special charges .........................................              -           (0.39)              -
                                                                   --------------  --------------  ----------------
           Dilutive net income per share ........................        $  0.47         $  0.19             147  %
                                                                   ==============  ==============  ================

Dilutive average common and common equivalent shares outstanding           260.5           261.8
                                                                   --------------  --------------

 Aon CORPORATION
 BUSINESS SEGMENTS

                                                                                 FIRST QUARTER ENDED
                                                                  --------------------------------------------------
 (millions)                                                        MARCH 31, 2000   MARCH 31, 1999   PERCENT CHANGE
                                                                  ---------------  ---------------  ----------------
 REVENUE
 -------
     Insurance brokerage and other services (1) .................        $ 1,074          $   997               8  %

     Consulting (2) .............................................            176              156              13

     Insurance underwriting .....................................            530              497               7

     Corporate and other ........................................             30               49             (39)

                                                                  ---------------  ---------------  ----------------
       TOTAL REVENUE ............................................        $ 1,810          $ 1,699               7  %
                                                                  ===============  ===============  ================

 INCOME BEFORE INCOME TAX
 ------------------------
     Insurance brokerage and other services .....................        $   180          $   184              (2) %
       Special charges ..........................................              -             (119)              -
                                                                  ---------------  ---------------  ----------------
       Including special charges                                             180               65             177

     Consulting .................................................             19               17              12
       Special charges ..........................................              -              (44)              -
                                                                  ---------------  ---------------  ----------------
       Including special charges ................................             19              (27)            N/A

     Insurance underwriting .....................................             67               64               5

     Corporate and other ........................................            (48)              (6)            N/A
                                                                  ---------------  ---------------  ----------------

       TOTAL INCOME BEFORE INCOME TAX EXCLUDING SPECIAL CHARGES..            218              259             (16)
       SPECIAL CHARGES ..........................................              -             (163)              -
                                                                  ---------------  ---------------  ----------------
       TOTAL INCOME BEFORE INCOME TAX ...........................        $   218          $    96             127  %
                                                                  ===============  ===============  ================

(1) Includes investment income of $43 million and $39 million for the first quarter ended March 31, 2000 and 1999, respectively.
(2) Includes investment income of $1 million and $1 million for the first quarter ended March 31, 2000 and 1999, respectively.